EXHIBIT 24(a)

CLECO CORPORATE HOLDINGS LLC
CLECO POWER LLC
POWER OF ATTORNEY

WHEREAS, Cleco Corporate Holdings LLC, a Louisiana limited liability company, the sole member of Cleco Power LLC, and Cleco Power LLC, a Louisiana limited liability company, (collectively known as the “Companies”) intend to file with the Securities and Exchange Commission (the “Commission”) under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K (the “Form 10-K”) for the Companies’ fiscal year ended December 31, 2019, with any and all amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Form 10-K;

NOW, THEREFORE, the undersigned, in the capacity of a manager or officer or both a manager and officer of the Companies, as the case may be, does hereby appoint William G. Fontenot, Kazi K. Hasan, Julia E. Callis and Robbyn S. Cooper, and each of them severally, his true and lawful attorney(s)-in-fact and agent(s) with power to act without the other, with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith, to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, approving and confirming the acts that said attorneys-in-fact and agents and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 28th day of February, 2020.

/s/ Andrew M. Chapman
Andrew M. Chapman

CLECO CORPORATE HOLDINGS LLC
CLECO POWER LLC
POWER OF ATTORNEY

WHEREAS, Cleco Corporate Holdings LLC, a Louisiana limited liability company, the sole member of Cleco Power LLC, and Cleco Power LLC, a Louisiana limited liability company, (collectively known as the “Companies”) intend to file with the Securities and Exchange Commission (the “Commission”) under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K (the “Form 10-K”) for the Companies’ fiscal year ended December 31, 2019, with any and all amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Form 10-K;

NOW, THEREFORE, the undersigned, in the capacity of a manager or officer or both a manager and officer of the Companies, as the case may be, does hereby appoint William G. Fontenot, Kazi K. Hasan, Julia E. Callis and Robbyn S. Cooper, and each of them severally, his true and lawful attorney(s)-in-fact and agent(s) with power to act without the other, with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith, to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, approving and confirming the acts that said attorneys-in-fact and agents and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 28th day of February, 2020.

/s/ Paraskevas Fronimos
Paraskevas Fronimos

CLECO CORPORATE HOLDINGS LLC
CLECO POWER LLC
POWER OF ATTORNEY

WHEREAS, Cleco Corporate Holdings LLC, a Louisiana limited liability company, the sole member of Cleco Power LLC, and Cleco Power LLC, a Louisiana limited liability company, (collectively known as the “Companies”) intend to file with the Securities and Exchange Commission (the “Commission”) under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K (the “Form 10-K”) for the Companies’ fiscal year ended December 31, 2019, with any and all amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Form 10-K;

NOW, THEREFORE, the undersigned, in the capacity of a manager or officer or both a manager and officer of the Companies, as the case may be, does hereby appoint William G. Fontenot, Kazi K. Hasan, Julia E. Callis and Robbyn S. Cooper, and each of them severally, his true and lawful attorney(s)-in-fact and agent(s) with power to act without the other, with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith, to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, approving and confirming the acts that said attorneys-in-fact and agents and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 28th day of February, 2020.

/s/ Richard J. Gallot, Jr.
Richard J. Gallot, Jr.

CLECO CORPORATE HOLDINGS LLC
CLECO POWER LLC
POWER OF ATTORNEY

WHEREAS, Cleco Corporate Holdings LLC, a Louisiana limited liability company, the sole member of Cleco Power LLC, and Cleco Power LLC, a Louisiana limited liability company, (collectively known as the “Companies”) intend to file with the Securities and Exchange Commission (the “Commission”) under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K (the “Form 10-K”) for the Companies’ fiscal year ended December 31, 2019, with any and all amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Form 10-K;

NOW, THEREFORE, the undersigned, in the capacity of a manager or officer or both a manager and officer of the Companies, as the case may be, does hereby appoint William G. Fontenot, Kazi K. Hasan, Julia E. Callis and Robbyn S. Cooper, and each of them severally, his true and lawful attorney(s)-in-fact and agent(s) with power to act without the other, with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith, to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, approving and confirming the acts that said attorneys-in-fact and agents and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 28th day of February, 2020.

/s/ David R. Gilchrist
David R. Gilchrist

CLECO CORPORATE HOLDINGS LLC
CLECO POWER LLC
POWER OF ATTORNEY

WHEREAS, Cleco Corporate Holdings LLC, a Louisiana limited liability company, the sole member of Cleco Power LLC, and Cleco Power LLC, a Louisiana limited liability company, (collectively known as the “Companies”) intend to file with the Securities and Exchange Commission (the “Commission”) under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K (the “Form 10-K”) for the Companies’ fiscal year ended December 31, 2019, with any and all amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Form 10-K;

NOW, THEREFORE, the undersigned, in the capacity of a manager or officer or both a manager and officer of the Companies, as the case may be, does hereby appoint William G. Fontenot, Kazi K. Hasan, Julia E. Callis and Robbyn S. Cooper, and each of them severally, his true and lawful attorney(s)-in-fact and agent(s) with power to act without the other, with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith, to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, approving and confirming the acts that said attorneys-in-fact and agents and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 28th day of February, 2020.

/s/ Gerald C. Hanrahan, Jr.
Gerald C. Hanrahan, Jr.

CLECO CORPORATE HOLDINGS LLC
CLECO POWER LLC
POWER OF ATTORNEY

WHEREAS, Cleco Corporate Holdings LLC, a Louisiana limited liability company, the sole member of Cleco Power LLC, and Cleco Power LLC, a Louisiana limited liability company, (collectively known as the “Companies”) intend to file with the Securities and Exchange Commission (the “Commission”) under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K (the “Form 10-K”) for the Companies’ fiscal year ended December 31, 2019, with any and all amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Form 10-K;

NOW, THEREFORE, the undersigned, in the capacity of a manager or officer or both a manager and officer of the Companies, as the case may be, does hereby appoint William G. Fontenot, Kazi K. Hasan, Julia E. Callis and Robbyn S. Cooper, and each of them severally, his true and lawful attorney(s)-in-fact and agent(s) with power to act without the other, with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith, to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, approving and confirming the acts that said attorneys-in-fact and agents and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 28th day of February, 2020.

/s/ Christopher J. Leslie
Christopher J. Leslie

CLECO CORPORATE HOLDINGS LLC
CLECO POWER LLC
POWER OF ATTORNEY

WHEREAS, Cleco Corporate Holdings LLC, a Louisiana limited liability company, the sole member of Cleco Power LLC, and Cleco Power LLC, a Louisiana limited liability company, (collectively known as the “Companies”) intend to file with the Securities and Exchange Commission (the “Commission”) under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K (the “Form 10-K”) for the Companies’ fiscal year ended December 31, 2019, with any and all amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Form 10-K;

NOW, THEREFORE, the undersigned, in the capacity of a manager or officer or both a manager and officer of the Companies, as the case may be, does hereby appoint William G. Fontenot, Kazi K. Hasan, Julia E. Callis and Robbyn S. Cooper, and each of them severally, his true and lawful attorney(s)-in-fact and agent(s) with power to act without the other, with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith, to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, approving and confirming the acts that said attorneys-in-fact and agents and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 28th day of February, 2020.

/s/ Jon R. R. Perry
Jon R. R. Perry

CLECO CORPORATE HOLDINGS LLC
CLECO POWER LLC
POWER OF ATTORNEY

WHEREAS, Cleco Corporate Holdings LLC, a Louisiana limited liability company, the sole member of Cleco Power LLC, and Cleco Power LLC, a Louisiana limited liability company, (collectively known as the “Companies”) intend to file with the Securities and Exchange Commission (the “Commission”) under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K (the “Form 10-K”) for the Companies’ fiscal year ended December 31, 2019, with any and all amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Form 10-K;

NOW, THEREFORE, the undersigned, in the capacity of a manager or officer or both a manager and officer of the Companies, as the case may be, does hereby appoint William G. Fontenot, Kazi K. Hasan, Julia E. Callis and Robbyn S. Cooper, and each of them severally, his true and lawful attorney(s)-in-fact and agent(s) with power to act without the other, with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith, to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, approving and confirming the acts that said attorneys-in-fact and agents and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 28th day of February, 2020.

/s/ Aaron J. Rubin
Aaron J. Rubin

CLECO CORPORATE HOLDINGS LLC
CLECO POWER LLC
POWER OF ATTORNEY

WHEREAS, Cleco Corporate Holdings LLC, a Louisiana limited liability company, the sole member of Cleco Power LLC, and Cleco Power LLC, a Louisiana limited liability company, (collectively known as the “Companies”) intend to file with the Securities and Exchange Commission (the “Commission”) under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K (the “Form 10-K”) for the Companies’ fiscal year ended December 31, 2019, with any and all amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Form 10-K;

NOW, THEREFORE, the undersigned, in the capacity of a manager or officer or both a manager and officer of the Companies, as the case may be, does hereby appoint William G. Fontenot, Kazi K. Hasan, Julia E. Callis and Robbyn S. Cooper, and each of them severally, her true and lawful attorney(s)-in-fact and agent(s) with power to act without the other, with full power of substitution and resubstitution, to execute in her name, place and stead, in any and all capacities, the Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith, to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, approving and confirming the acts that said attorneys-in-fact and agents and each of them, or their or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 28th day of February, 2020.

/s/ Peggy B. Scott
Peggy B. Scott

CLECO CORPORATE HOLDINGS LLC
CLECO POWER LLC
POWER OF ATTORNEY

WHEREAS, Cleco Corporate Holdings LLC, a Louisiana limited liability company, the sole member of Cleco Power LLC, and Cleco Power LLC, a Louisiana limited liability company, (collectively known as the “Companies”) intend to file with the Securities and Exchange Commission (the “Commission”) under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K (the “Form 10-K”) for the Companies’ fiscal year ended December 31, 2019, with any and all amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Form 10-K;

NOW, THEREFORE, the undersigned, in the capacity of a manager or officer or both a manager and officer of the Companies, as the case may be, does hereby appoint William G. Fontenot, Kazi K. Hasan, Julia E. Callis and Robbyn S. Cooper, and each of them severally, his true and lawful attorney(s)-in-fact and agent(s) with power to act without the other, with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith, to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, approving and confirming the acts that said attorneys-in-fact and agents and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 28th day of February, 2020.

/s/ Steven J. Turner
Steven J. Turner

CLECO CORPORATE HOLDINGS LLC
CLECO POWER LLC
POWER OF ATTORNEY

WHEREAS, Cleco Corporate Holdings LLC, a Louisiana limited liability company, the sole member of Cleco Power LLC, and Cleco Power LLC, a Louisiana limited liability company, (collectively known as the “Companies”) intend to file with the Securities and Exchange Commission (the “Commission”) under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K (the “Form 10-K”) for the Companies’ fiscal year ended December 31, 2019, with any and all amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Form 10-K;

NOW, THEREFORE, the undersigned, in the capacity of a manager or officer or both a manager and officer of the Companies, as the case may be, does hereby appoint William G. Fontenot, Kazi K. Hasan, Julia E. Callis and Robbyn S. Cooper, and each of them severally, his true and lawful attorney(s)-in-fact and agent(s) with power to act without the other, with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, the Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith, to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, approving and confirming the acts that said attorneys-in-fact and agents and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 28th day of February, 2020.

/s/ Bruce D. Wainer
Bruce D. Wainer

CLECO POWER LLC
POWER OF ATTORNEY

WHEREAS, Cleco Power LLC, a Louisiana limited liability company (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K (the “Form 10-K”) for the Company’s fiscal year ended December 31, 2019, with any and all amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to the Form 10-K;

NOW, THEREFORE, the undersigned, in the capacity of a manager or officer or both a manager and officer of the Company, as the case may be, does hereby appoint William G. Fontenot, Kazi K. Hasan, Julia E. Callis and Robbyn S. Cooper, and each of them severally, her true and lawful attorney(s)-in-fact and agent(s) with power to act without the other, with full power of substitution and resubstitution, to execute in her name, place and stead, in any and all capacities, the Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith, to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, approving and confirming the acts that said attorneys-in-fact and agents and each of them, or their or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 28th day of February, 2020.

/s/ Melissa Stark
Melissa Stark